UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 16, 2012


                            LATITUDE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                  000-54194               26-1284382
-------------------------------  ----------------- -----------------------------
(State or other jurisdiction of  (Commission File   (IRS Employer Identification
         incorporation)               Number)                 Number)


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
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               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                       SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
-------------------------------------------------------------

DISPOSAL OF EQUITY INVESTMENT

On February 17, 2012, Latitude Solutions, Inc. ("the Company") completed the disposition of its equity investment in 6709800 Canada, Inc. operating as GpsLatitude. The Company held a 50% equity interest in GpsLatitude, which at September 30, 2011 had an unaudited value of $1,257,759.

The Share Purchase Agreement provides for the Company to receive $225,000 in exchange for the return of the 4,800,000 shares of GpsLatitude held by the Company.

                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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APPOINTMENT OF DIRECTOR

On March 28, 2012, the Company appointed Mr. William Brennan as a Director.

Mr. Brennan, age 49, is currently a Portfolio Manager and Principal of Summit Global Management of La Jolla, California, a position he has held since 2010. In addition, since 2000, Mr. Brennan is an Adjunct Professor of Marketing and Finance with the College of Commerce & Finance, MBA Program of Villanova University. Since 2003, he has been an Adjunct Professor of Finance with Cabrini College's Investment and Portfolio Management program.

From 2008 through 2010, Mr. Brennan was the President and Managing Partner of Brenan Investment Partners, LLC, the firm focused on the investment in water and its infrastructure. From 2006 through 2008, Mr. Brennan was the President and Managing Partner of Aqua Terra Asset Management (A Boenning & Scattergood Subsidiary), which focused on the on the global investment thesis for water, agriculture and energy industries.

Mr. Brennan has both his Series 63 and 65 Securities Licenses. In 1992 he received his MBA, with a concentration in Marketing/Finance from Villanova University. In 1988, he received his Masters of Science, Biomedical Engineering from Colorado State University. In 1985, he received his Bachelor of Science in Mechanical Engineering and Biology from Lehigh University.


Mr. Brennan sits on the advisory boards with the following institutes and organizations:

     -    The Water Initiative, New York, NY,
     -    Colorado State University of Engineering, and
     - Cleantech/Water Advisory Board - Jabil Circuits. Jabil Circuits is both a creditor and shareholder of the Company.

 As part of his appointment, Mr. Brennan entered into an Engagement Agreement with the Company. The Engagement Agreement provides that Mr. Brennan will receive a warrant exercisable for 100,000 shares of the Company's restricted common stock and an annual fee of $20,000 to be paid quarterly. The Engagement Agreement is effective unless terminated by either party with 30 days written notice.

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
-----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 15, 2012, the Company made a press release announcing that it has reached agreements with two top tier companies from the pilot test deployment of its patented technology in the multibillion dollar coal-fired power plant utilities industry. The text of the press release is attached hereto as Exhibit 99.1.

On March 16, 2012, the Company held a conference call at 10:00 a.m. (EDT) with its investors and shareholders. During the Conference Call the following topics were discussed:

     - the Company's current operational activities, which include a discussion of efforts to decrease costs and its latest financing efforts,
     -    the results of its deployment of its unit in the Permian Basin,
     -    the demonstration of its units to potential users in recent weeks,
     - the potential use of the Company's units by coal fired power utilities,
     - recent events in the oil and gas industry and in the water industry which are favorable to the Company's operational activities, and
     -    the disposal of its equity investment in GpsLatitude.

A transcript of the call is attached hereto as Exhibit 99.2.

On March 29, 2012, the Company made a press release announcing the appointment of Mr. William S. Brennan to the Company's Board of Directors. The text of the press release is attached hereto as Exhibit 99.3.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.
----------------------

On  March  27,   2012,   the  Company   updated  and   revised   its'   website,
www.latitudesolutions.net, which is not incorporated in, and is not a part of, this report.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed herewith. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                             DESCRIPTION
-------------------     --------------------------------------------------------
        99.1            Press Release, dated March 15, 2012

        99.2            Transcript of March 16, 2012 Shareholder & Investor
                        Conference Call

        99.3            Press Release, dated March 29, 2012

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                LATITUDE SOLUTIONS, INC.



                                By: /s/ Matthew J. Cohen
                                ------------------------------------------------
                                Matthew J. Cohen, Chief Financial Officer


                                Date:  March 29, 2012































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